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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CLEAN DIESEL TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Notice of Special Meeting of Stockholders
to be Held February 12, 2016

Dear Stockholder of Clean Diesel Technologies, Inc.:

        You are invited to attend the Special Meeting (the "Special Meeting") of stockholders of Clean Diesel Technologies, Inc., a Delaware corporation ("CDTi"). The Special Meeting will be held at 10:00 a.m. Pacific Time, Friday, February 12, 2016, at CDTi's corporate headquarters located at 1621 Fiske Place, Oxnard, California 93033, U.S.A. to consider and vote upon the following items:

  1.
  To approve an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 24,100,000 shares to 100,000,000 shares; and

  2.
  To transact any other business that may properly come before the Special Meeting or any adjournments or postponements of the Special Meeting.

        These items of business are more fully described in the Proxy Statement accompanying this Notice.

        YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES AND IN FAVOR OF THE OTHER PROPOSALS OUTLINED IN THE ACCOMPANYING PROXY STATEMENT.

        It is important that your shares be represented and voted at the Special Meeting. Whether or not you attend the Special Meeting, please vote your shares promptly to ensure your representation at the Special Meeting by completing and returning your proxy card (or by voting on the Internet or by telephone). If you have any questions about how to vote your shares, please see the section "—How do I vote?" under "Questions and Answers about this Proxy Statement and Voting" in the accompanying Proxy Statement.

        The Record Date for the Special Meeting is December 29, 2015. Only stockholders of record at the close of business on that date may vote at the Special Meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,
Matthew Beale Chief Executive Officer
Oxnard, California December , 2015

Important Notice regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on February 12, 2016.

The Proxy Statement, Annual Report to Stockholders and Directions to the Meeting
are available on the Internet at: http://www.cdti.com/proxy

CLEAN DIESEL TECHNOLOGIES, INC.

Proxy Statement
for the Special Meeting of Stockholders

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Why did I receive these proxy materials?

        We are providing these proxy materials in connection with the solicitation by the Board of Directors of Clean Diesel Technologies, Inc., a Delaware corporation (sometimes referred to as "we," "our," "us," the "Company," the "Corporation" or "CDTi"), of proxies to be voted at our Special Meeting of Stockholders (the "Special Meeting") and at any adjournment or postponement thereof.

        You are invited to attend the Special Meeting, which will take place on February 12, 2016, beginning at 10:00 a.m., Pacific Time, at our corporate headquarters located at 1621 Fiske Place, Oxnard, California 93033, U.S.A. Directions to the Special Meeting may be found at http://www.cdti.com/proxy. Stockholders will be admitted to the Special Meeting beginning at 9:30 a.m., Pacific Time. Seating will be limited.

        We first mailed this Proxy Statement and accompanying proxy card on                        , 2016 to stockholders of record entitled to vote at the Special Meeting.

Who is entitled to attend the Special Meeting?

        Stockholders of record and beneficial owners as of December 29, 2015 are invited to attend the Special Meeting. If your shares are held in the name of a broker, bank or other holder of record and you plan to attend the Special Meeting, you must present proof of your ownership of CDTi stock, such as a bank or brokerage account statement, to be admitted to the Special Meeting.

Who is entitled to vote at the Special Meeting?

        Only stockholders of record at the close of business on December 29, 2015 (the "Record Date"), are entitled to vote at the Special Meeting. On the Record Date, there were            shares of CDTi's common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the Special Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

        If on December 29, 2015 your shares were registered directly in your name with CDTI's transfer agent, American Stock Transfer & Trust Company, LLC, then you are the "stockholder of record." Whether or not you plan to attend the Special Meeting, we urge you to fill out and return the enclosed proxy card or vote via the Internet or by telephone to ensure your vote is counted.

        If on December 29, 2015 your shares were held in a stock brokerage account or by a bank or other similar organization, then you are considered the "beneficial owner" of those shares. These proxy materials have been forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to direct your broker, bank or other agent how to vote the shares in your account. You are also invited to attend the Special Meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

What am I voting on?

        There is one matter scheduled for a vote:

  •
  Approval of an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 24,100,000 shares to 100,000,000 shares.

How do I vote?

Stockholders of record; Shares registered directly in your name.

        If you are a stockholder of record, you may vote in person at the Special Meeting or vote by proxy using the enclosed proxy card, the Internet or telephone. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you have already voted by proxy, you may still attend the Special Meeting and vote in person, if you choose.

  •
  To vote in person, attend the Special Meeting and we will give you a ballot during the Special Meeting.

  •
  To vote using the proxy card, please complete, sign and date the proxy card and return it in the prepaid envelope. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct. If you do not have the prepaid envelope, please mail your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, U.S.A.

  •
  To vote via the telephone, you can vote by calling the toll-free telephone number on your proxy card. Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded. If you are located outside the United States, see your proxy card for additional instructions.

  •
  To vote via the Internet, please go to www.voteproxy.com and follow the instructions. Please have your proxy card handy when you go to the website. As with telephone voting, you can confirm that your instructions have been properly recorded.

        Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m. Eastern Time on Thursday, February 11, 2016. After that, Internet and telephone voting will be closed, and if you want to vote your shares you will either need to ensure that your proxy card is received by the Company before the date of the Special Meeting or attend the Special Meeting to vote your shares in person.

Beneficial owner; shares held in account at brokerage, bank or other organization.

        If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from CDTi. Simply complete and mail the proxy card as directed in those voting instructions to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank or other agent. To vote in person at the Special Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank or other agent included by it with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

What if I return a proxy card but do not make specific choices?

        If your card does not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by your proxy card as recommended by the Board of Directors. CDTi does not expect that any matters other than the proposal described herein will be brought before the Special

Meeting. If any other matter is properly presented at the Special Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment.

What can I do if I change my mind after I vote?

        If you are a stockholder of record, you can revoke your proxy at any time before the final vote at the Special Meeting by:

  •
  giving written notice that you are revoking your proxy to the Secretary, Clean Diesel Technologies, Inc., 1621 Fiske Place, Oxnard, California, 93033, U.S.A.;

  •
  delivering a properly completed proxy card with a later date, or vote by telephone or on the Internet at a later date (we will vote your shares as directed in the last instructions properly received from you prior to the Special Meeting); or

  •
  attending and voting by ballot at the Special Meeting (note, simply attending the Special Meeting will not, by itself, revoke your proxy).

        If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other organization that is the holder of record and following its instructions.

        Please note that to be effective, your new proxy card, Internet or telephonic voting instructions or written notice of revocation must be received by the Secretary prior to the Special Meeting and, in the case of Internet or telephonic voting instructions, must be received before 11:59 p.m. Eastern Time on Thursday, February 11, 2016.

What shares are included on the proxy card?

        If you are a stockholder of record, you will receive only one proxy card for all the shares you hold of record in certificate form and in book-entry form.

        If you are a beneficial owner, you will receive voting instructions from your broker, bank or other organization that is the holder of record.

Is there a list of stockholders entitled to vote at the Special Meeting?

        The names of stockholders of record entitled to vote at the Special Meeting will be available at the Special Meeting and for ten days prior to the Special Meeting for any purpose relevant to the Special Meeting, by contacting the Secretary of CDTi.

How are votes counted?

        Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count "For," and "Against" votes, and broker non-votes.

What is a broker non-vote?

        If your shares of Common Stock are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in "street name" and you should have received these proxy materials from that organization rather than us. The organization holding your shares is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct the organization holding your shares on how to vote the shares held in your account using the voting instructions received from such organization. You may vote in person at the Special Meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares at the Special Meeting.

        If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote your uninstructed shares on "routine" matters but cannot vote on "non-routine" matters. The approval of the Amendment is considered a "routine" matter under applicable rules. If the organization that holds your shares does not receive instructions from you on how to vote your shares on the Amendment, the organization that holds your shares may generally vote such uninstructed shares in their discretion.

What is the quorum requirement for the Special Meeting?

        A quorum of stockholders is necessary to hold a valid Special Meeting. A quorum will be present if the holders of at least one-third (1/3) of the outstanding shares are represented by proxy or by stockholders present and entitled to vote at the Special Meeting. On the Record Date, there were                shares outstanding and entitled to vote. Thus,                shares must be represented by proxy or by stockholders present and entitled to vote at the Special Meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

        If there is no quorum, the chairman or secretary of the Special Meeting may adjourn the Special Meeting to another time or date.

How many votes are required to approve the Amendment to our Restated Certificate of Incorporation?

        Each share of Common Stock that is outstanding as of the record date is entitled to one vote on each matter to be presented at the Special Meeting. The approval of the Amendment will require the affirmative vote of the majority of the outstanding shares of Common Stock that are entitled to vote on the proposal. Abstentions will have the same effect as votes against this proposal.

How will my shares be voted at the Special Meeting?

        At the Meeting, the persons named in the proxy card will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your proxy will be voted as the Board of Directors recommends, which is:

  •
  FOR the approval of an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 24,100,000 shares to 100,000,000 shares.

Do I have cumulative voting rights?

        No, our Certificate of Incorporation does not provide for cumulative voting.

Am I entitled to dissenter or appraisal rights?

        No, our stockholders are not entitled to dissenters' rights or appraisal rights under the Delaware General Corporation Law for the matters being submitted to stockholders at the Special Meeting.

Could other matters be decided at the Special Meeting?

        At the date of this Proxy Statement, we did not know of any matters to be considered at the Special Meeting other than the items described in this Proxy Statement. If any other business is properly presented at the Special Meeting, your proxy card grants authority to the proxy holders to vote on such matters in their discretion.

Can I access the proxy materials via the Internet?

        Our proxy materials are available on our website at http://www.cdti.com/proxy. Instead of receiving future proxy statements and accompanying materials by mail, most stockholders can elect to receive an e-mail that will provide electronic links to them. Opting to receive your proxy materials online will save us the cost of producing documents and mailing them to your home or business, and also gives you an electronic link to the proxy voting site.

        Stockholders of Record:    You may enroll in the electronic proxy delivery service at any time by accessing your stockholder account at www.amstock.com and following the enrollment instructions.

        Beneficial Owners:    You also may be able to receive copies of these documents electronically. Please check the information provided in the proxy materials sent to you by your broker, bank or other holder of record regarding the availability of this service.

Who will pay for the cost of this proxy solicitation?

        CDTi will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by Directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission or by other means of communication. Directors, officers or employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to the beneficial owners.

        We have retained D.F. King to act as proxy solicitor for the Special Meeting for a fee of $8,500 plus reasonable out-of-pocket expenses.

When are stockholder proposals or nominations due for next year's annual meeting?

        In accordance with CDTi's By-laws, if you wish to submit a proposal for consideration at next year's annual meeting but are not requesting that such proposal be included in next year's proxy materials, or if you wish to nominate a person for election to the Board of Directors at next year's annual meeting, your notice of such a proposal or nomination must be submitted in writing and delivered to, or mailed and received at, the principal executive offices of the Company not later than 90 days nor earlier than 150 days before the one year anniversary of the 2015 Annual Meeting of Stockholders. Accordingly, any such proposal or nomination must be received by the Secretary no later than February 20, 2016 (but no earlier than December 22, 2015), and should be delivered or mailed to the following address: Secretary, Clean Diesel Technologies, Inc., 1621 Fiske Place, Oxnard, California 93033, U.S.A.

        In order to be properly submitted to the Secretary of the Company, a proposal or nomination by a CDTi stockholder must contain specific information as required under CDTi's By-laws, including without limitation (i) the name and address of the stockholder making the proposal, (ii) the class and number of shares that are owned of record or beneficially owned by such stockholder, (iii) any material interest of such stockholder in the proposal, and (iv) certain information regarding the proposal or director nominee and such nominee's relationship to the proposing stockholder. If you would like a copy of CDTI's current By-laws, please write to the Secretary, Clean Diesel Technologies, Inc., 1621 Fiske Place, Oxnard, California 93033, U.S.A. CDTi's current By-laws may also be found on the Company's website at www.cdti.com.

        To be considered for inclusion in CDTi's proxy statement and form of proxy for the 2016 Annual Meeting of Stockholders, your stockholder proposal must be submitted in writing by December 4, 2015 to the Secretary, Clean Diesel Technologies, Inc., 1621 Fiske Place, Oxnard, California 93033, U.S.A.

        Without limiting the advance notice provisions in the Company's By-laws, which contain procedures that must be followed for a matter to be properly presented at an annual meeting, CDTi management who are proxy holders will have discretionary authority to vote all shares for which they hold proxies with respect to any stockholder proposal or nomination received after the deadline for such proposals or nominations set forth in the By-laws. Such discretionary authority may be exercised to oppose a proposal or nomination made by a stockholder.

How can I find out the results of the voting at the Special Meeting?

        Preliminary voting results will be announced at the Special Meeting. Final voting results will be reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission.

 PROPOSAL NO. 1

APPROVAL OF AMENDMENT TO THE
COMPANY'S RESTATED CERTIFICATE OF INCORPORATION

Description of Proposed Amendment and Vote Required

        Our Restated Certificate of Incorporation (the "Certificate of Incorporation") currently authorizes the issuance of 24,100,000 shares of common stock, par value $0.01 per share (the "Common Stock"). On December 9, 2015, our board of directors (the "Board") approved and adopted, subject to receiving the approval of our stockholders, an amendment to the Certificate of Incorporation to increase our authorized shares of Common Stock to 100,000,000 (the "Amendment'). The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to approve the proposed Amendment.

        The Amendment will not affect the number of authorized shares of preferred stock of the Company, par value $0.01 per share (the "Preferred Stock"), which is 100,000 shares. Currently, there are no shares of Preferred Stock issued and outstanding.

Purpose and Effects of Increasing the Number of Authorized Shares of Common Stock

        The proposed Amendment would increase the number of shares of Common Stock which the Company is authorized to issue from 24,100,000 to 100,000,000. The proposed Amendment would replace the first sentence of Article 4 of the Certificate of Incorporation with the following sentence: "The Corporation shall have authority to issue the total number of One Hundred Million (100,000,000) Shares of the par value of $0.01 per share, and of such shares, Ninety Nine Million Nine Hundred Thousand (99,900,000) shall be designated as Common Stock and One Hundred Thousand (100,000) shall be designated as preferred stock." Our Board has declared the Amendment to be advisable and in the best interests of the Company and its stockholders.

        The additional 75,900,000 shares of Common Stock authorized for issuance pursuant to the proposed Amendment would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. The holders of Common Stock are not entitled to preemptive rights or cumulative voting.

        As of December 11, 2015, of the 24,000,000 shares of Common Stock and 100,000 shares of Preferred Stock currently authorized by the Certificate of Incorporation, 17,712,668 shares are issued and outstanding, 1,577,400 shares are reserved for issuance upon exercise of outstanding options and vesting of restricted stock unit awards, 3,796,207 shares reserved for exercise of outstanding warrants, 195,292 shares are reserved for future issuance under existing equity incentive plans, and 250,000 shares are reserved for issuance upon conversion of convertible notes.

        Our Board believes it is in the best interests of the Company and our stockholders to increase our authorized shares of common stock in order to have additional shares available for use as our board of directors deems appropriate or necessary. As such, the primary purpose of the proposed Amendment is to provide the Company with greater flexibility with respect to managing its Common Stock in connection with such corporate purposes as may, from time to time, be considered advisable by our Board. These corporate purposes could include, without limitation, financing activities, public or private offerings, stock dividends or splits, conversions of convertible securities, issuance of options and restricted stock awards pursuant to our employee benefits plans, establishing a strategic relationship with a corporate partner and acquisition transactions. Our Board has determined that having an increased number of authorized but unissued shares of Common Stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our capitalization. Our

Board will determine whether, when and on what terms the issuance of shares of Common Stock may be warranted in connection with any of the foregoing purposes.

        Other than shares reserved for issuance under our warrants and under our existing equity compensation plans and other than shares that may be issued upon conversion of our convertible notes, we do not currently have any other arrangements, agreements or understandings that would require the issuance of additional shares of Common Stock.

        The proposed Amendment will not have any immediate effect on the rights of existing stockholders. Although at present the Board has no other plans to issue the additional shares of Common Stock, the Board believes it would be prudent and advisable to have those shares available to provide additional flexibility regarding the potential use of shares of Common Stock for business and financial purposes in the future. Our Board will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or NASDAQ rules. Future issuances of Common Stock or securities convertible into or exchangeable for Common Stock could have a dilutive effect on our earnings per share, book value per share and the voting power and interest of current stockholders.

        Our Board has not proposed the Amendment with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of our company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent our Board from taking any appropriate actions not inconsistent with its fiduciary duties.

Effective Date of Proposed Amendment

        If the proposed Amendment is adopted by the required vote of stockholders, the Amendment will become effective on the date the Amendment is filed with the Secretary of State of the State of Delaware. Our Board reserves the right, notwithstanding stockholder approval of the Amendment and without further action by our stockholders, not to proceed with the Amendment at any time before the effective date of the Amendment.

Dissenters' Rights of Appraisal

        Under Delaware law, stockholders are not entitled to appraisal rights with respect to the proposed Amendment and we will not independently provide our stockholders with any such right.

Required Vote

        Approval of the Amendment will require the affirmative vote of the majority of the outstanding shares of Common Stock that are entitled to vote on the proposal. Abstentions will have the same effect as votes against this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT TO THE COMPANY'S
RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK TO 100,000,000 SHARES.

 PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

        The following table sets forth information known to us regarding the beneficial ownership of common stock as of December 11, 2015 by: 1) each person known to CDTi to beneficially own more than five percent of its outstanding shares of common stock; 2) each of the Directors; 3) CDTi's "Named Executive Officers"; and 4) all current Directors and executive officers as a group at such date.

        Unless otherwise noted below, the address of each beneficial owner listed in the table is in care of CDTi, 1621 Fiske Place, Oxnard, California, 93033.

	Beneficial Ownership of Common Stock
Beneficial Owner Name and Address	Number of Shares(1)	Percentage Owned(2)
>5% Holders:
N/A	—	—
Directors, Named Executive Officers and all Directors and Executive Officers as a Group:
Charles R. Engles, Ph.D., Chairman of the Board(3)	53,412	*
Till Becker, Ph.D., Director(4)	11,707	*
Lon E. Bell, Ph.D., Director(5)	145,183	*
Bernard H. "Bud" Cherry, Director(6)	51,647	*
Mungo Park, Director(7)	40,183	*
Matthew Beale, Chief Executive Officer and Director(8)	17,150	*
Christopher J. Harris, Former President and Chief Operating Officer(9)	146,807	*
Nikhil A. Mehta, Former Chief Financial Officer	—	—
Pedro J. Lopez-Baldrich, Former General Counsel, Corporate Secretary and Vice President(10)	39,722	*
Stephen J. Golden, Ph.D., Chief Technology Officer and Vice President(11)	115,544	*
David E. Shea, Chief Financial Officer(12)	45,059	*
All Directors and Executive Officers as a Group (9 persons)(13)	479,885	2.7%

*
less than 1%

(1)
To our knowledge, unless otherwise indicated in the footnotes to this table, we believe that each of the persons named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable (or other beneficial ownership shared with a spouse) and the information contained in this table and these notes.

Beneficial ownership has been determined in accordance with SEC rules, which generally attribute beneficial ownership of securities to each person who possesses, either solely or shared with others, the power to vote or dispose of those securities. These rules also treat as beneficially owned all shares that a person would receive upon 1) exercise of stock options or warrants held by that person that are immediately exercisable or exercisable within 60 days of the determination date; and 2) vesting of restricted stock units held by that person that vest within 60 days of the determination date, which is December 11, 2015 for this purpose. Such shares are deemed to be outstanding for the purpose of computing the number of shares beneficially owned and the percentage ownership of the person holding such options, warrants or restricted stock units, but these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)
The percent of CDTi beneficially owned is based on 17,712,668 shares of Clean Diesel common stock issued and outstanding on December 11, 2015, together with the applicable stock options, restricted stock units and warrants for that stockholder or group of stockholders.

(3)
For Dr. Engles, includes 15,000 shares subject to options currently exercisable and 7,537 shares subject to restricted stock units issuable within 60 days.

(4)
For Dr. Becker, includes 7,537 shares subject to restricted stock units issuable within 60 days.

(5)
For Dr. Bell, includes a warrant to acquire 40,000 shares at $1.25 per share and 7,537 shares subject to restricted stock units issuable within 60 days. All shares and the warrant are held in the Bell Family Trust for which Dr. Bell serves as Trustee.

(6)
For Mr. Cherry, includes 15,000 shares subject to options currently exercisable and 7,537 shares subject to restricted stock units issuable within 60 days.

(7)
For Mr. Park, includes 15,000 shares subject to options currently exercisable and 7,537 shares subject to restricted stock units issuable within 60 days.

(8)
For Mr. Beale, includes 7,537 shares subject to restricted stock units issuable within 60 days.

(9)
For Mr. Harris, includes 108,280 shares subject to options currently exercisable or exercisable within 60 days and 15,595 shares subject to restricted stock units issuable within 60 days. Mr. Harris resigned from the Company effective December 11, 2015.

(10)
For Mr. Lopez-Baldrich, includes 16,667 shares subject to restricted stock units issuable within 60 days. Mr. Lopez-Baldrich resigned from the Company effective December 11, 2015.

(11)
For Dr. Golden, includes 74,821 shares subject to options currently exercisable. 8,556 shares are held in the Golden Family Trust for which Dr. Golden serves as Trustee.

(12)
For Mr. Shea, includes 28,529 shares subject to options currently exercisable.

(13)
Includes warrants to acquire 40,000 shares, 148,350 shares subject to options exercisable within 60 days and 45,222 shares subject to restricted share units issuable within 60 days. Excludes the beneficial ownership of Mr. Harris and Mr. Lopez-Baldrich who each resigned from the Company effective December 11, 2015.

 HOUSEHOLDING OF PROXY MATERIALS

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year, a number of brokers with account holders who are CDTi stockholders will be "householding" our proxy materials. A single annual report and proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, or, if you share an address with another Company stockholder and are receiving multiple copies of annual reports and proxy statements but only wish to receive a single copy of such materials, you may:

  •
  if you are a stockholder of record, direct your written request to our transfer agent, American Stock Transfer and Trust Company, LLC (in writing: Attn: Proxy Dept., 6201 15th Avenue, Third Floor, Brooklyn, NY 11219, U.S.A.; or by telephone: in the United States, 1-800-PROXIES (1-800-776-9437) and outside the United States, 1-718-921-8500); or

  •
  if you are not a stockholder of record, notify your broker.

        CDTi will promptly deliver, upon request, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered. If you currently receive multiple copies of the proxy statement at your address and would like to request "householding" of these communications, please contact your broker if you are not a stockholder of record; or contact our transfer agent if you are a stockholder of record, using the contact information provided above.

OTHER MATTERS

        The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Matthew Beale
 Chief Executive Officer

Oxnard, California
December     , 2015

        A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2014 is available without charge upon written request to: Investor Relations, Clean Diesel Technologies, Inc., 1621 Fiske Place, Oxnard, California 93033, U.S.A.

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. CLEAN DIESEL TECHNOLOGIES, INC. 1621 FISKE PLACE OXNARD, CA 93033 VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR the following proposal: 1. To approve an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 24,100,000 shares to 100,000,000 shares. NOTE: To transact any other business that may properly come before the Special Meeting or any adjournments or postponements of the Special Meeting. For 0 Against 0 Abstain 0 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000260304_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement/10K is/are available at www.proxyvote.com . CLEAN DIESEL TECHNOLOGIES, INC. Special Meeting of Stockholders February 12, 2016 10:00 AM This proxy is solicited by the Board of Directors The undersigned stockholder of Clean Diesel Technologies, Inc. hereby appoints Matthew Beale and David E. Shea and each of them acting individually, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all shares of Clean Diesel Technologies, Inc. Common Stock that the undersigned may be entitled to vote at the Special Meeting of Stockholders to be held at Clean Diesel Technologies, Inc. located at 1621 Fiske Place, Oxnard, California, 93033 on Friday, February 12, 2016 at 10:00 a.m. Pacific Time and at any and all adjournments or postponements thereof, as indicated on the reverse side. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted "FOR" Proposal 1. This proxy also delegates discretionary authority to vote upon such other matters of which Clean Diesel Technologies, Inc. does not have advance notice that may properly come before the Special Meeting and any and all postponements or adjournments thereof, and upon matters incidental to the conduct of the Special Meeting and any and all postponements or adjournments thereof. Continued and to be signed on reverse side 0000260304_2 R1.0.0.51160

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QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING
PROPOSAL NO. 1 APPROVAL OF AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION
PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT
HOUSEHOLDING OF PROXY MATERIALS
OTHER MATTERS